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                                                                   EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, David Lerner, President of Spirit of America Investment Fund, Inc. (the "Registrant"), certify that:

        1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  January 5, 2004                   /s/ David Lerner
     ---------------------               ----------------------------------
                                         David Lerner, President
                                         (principal executive officer)


I, Alan Chodosh, Treasurer of Spirit of America Investment Fund, Inc. (the "Registrant"), certify that:

        1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  January 5, 2004                   /s/ Alan Chodosh
     ----------------------              ----------------------------------
                                         Alan Chodosh, Treasurer
                                         (principal financial officer)